                                                                   Exhibit 99.16

                        JANUS ASPEN SERIES (THE "TRUST")

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, the undersigned hereby makes, constitutes and appoints Girard C. Miller, Thomas A. Early, and Kelley Abbott Howes his true and lawful attorneys-in-fact and agents in his name, place and stead to execute for and on his behalf any and all filings and amendments to any Registration Statement on Form N-1A or on Form N-14, each under the Securities Act of 1933 and the Investment Company Act of 1940, and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission and the various States, if applicable, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing that said attorneys-in-fact and agents, deem advisable or necessary to enable the Trust to effectuate the intents and purposes hereof, hereby ratifying and confirming all actions of any said attorneys-in-fact or agents hereunder, provided that this Power of Attorney is ratified to be effective by the Trustees with respect to each filing of each such Registration Statement and all amendments, consents and exhibits thereto. Said attorneys-in-fact and agents may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 25th day of November, 2003.

SIGNATURE                                  TITLE                    DATE
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/s/ Thomas H. Bailey                       Chairman and Trustee     November 25, 2003
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Thomas H. Bailey

                        JANUS ASPEN SERIES (THE "TRUST")

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, the undersigned hereby makes, constitutes and appoints Girard C. Miller, Thomas A. Early, and Kelley Abbott Howes his true and lawful attorneys-in-fact and agents in his name, place and stead to execute for and on his behalf any and all filings and amendments to any Registration Statement on Form N-1A or on Form N-14, each under the Securities Act of 1933 and the Investment Company Act of 1940, and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission and the various States, if applicable, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing that said attorneys-in-fact and agents, deem advisable or necessary to enable the Trust to effectuate the intents and purposes hereof, hereby ratifying and confirming all actions of any said attorneys-in-fact or agents hereunder, provided that this Power of Attorney is ratified to be effective by the Trustees with respect to each filing of each such Registration Statement and all amendments, consents and exhibits thereto. Said attorneys-in-fact and agents may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 25th day of November, 2003.

SIGNATURE                                  TITLE                    DATE
---------                                  -----                    ----
/s/ Dennis B. Mullen                       Trustee                  November 25, 2003
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Dennis B. Mullen

                        JANUS ASPEN SERIES (THE "TRUST")

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, the undersigned hereby makes, constitutes and appoints Girard C. Miller, Thomas A. Early, and Kelley Abbott Howes his true and lawful attorneys-in-fact and agents in his name, place and stead to execute for and on his behalf any and all filings and amendments to any Registration Statement on Form N-1A or on Form N-14, each under the Securities Act of 1933 and the Investment Company Act of 1940, and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission and the various States, if applicable, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing that said attorneys-in-fact and agents, deem advisable or necessary to enable the Trust to effectuate the intents and purposes hereof, hereby ratifying and confirming all actions of any said attorneys-in-fact or agents hereunder, provided that this Power of Attorney is ratified to be effective by the Trustees with respect to each filing of each such Registration Statement and all amendments, consents and exhibits thereto. Said attorneys-in-fact and agents may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 25th day of November, 2003.

SIGNATURE                                  TITLE                    DATE
---------                                  -----                    ----
/s/ William F. McCalpin                    Trustee                  November 25, 2003
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William F. McCalpin

                        JANUS ASPEN SERIES (THE "TRUST")

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, the undersigned hereby makes, constitutes and appoints Girard C. Miller, Thomas A. Early, and Kelley Abbott Howes his true and lawful attorneys-in-fact and agents in his name, place and stead to execute for and on his behalf any and all filings and amendments to any Registration Statement on Form N-1A or on Form N-14, each under the Securities Act of 1933 and the Investment Company Act of 1940, and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission and the various States, if applicable, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing that said attorneys-in-fact and agents, deem advisable or necessary to enable the Trust to effectuate the intents and purposes hereof, hereby ratifying and confirming all actions of any said attorneys-in-fact or agents hereunder, provided that this Power of Attorney is ratified to be effective by the Trustees with respect to each filing of each such Registration Statement and all amendments, consents and exhibits thereto. Said attorneys-in-fact and agents may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 25th day of November, 2003.

SIGNATURE                                  TITLE                    DATE
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/s/ John W. McCarter, Jr.                  Trustee                  November 25, 2003
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John W. McCarter, Jr.

                        JANUS ASPEN SERIES (THE "TRUST")

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, the undersigned hereby makes, constitutes and appoints Girard C. Miller, Thomas A. Early, and Kelley Abbott Howes his true and lawful attorneys-in-fact and agents in his name, place and stead to execute for and on his behalf any and all filings and amendments to any Registration Statement on Form N-1A or on Form N-14, each under the Securities Act of 1933 and the Investment Company Act of 1940, and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission and the various States, if applicable, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing that said attorneys-in-fact and agents, deem advisable or necessary to enable the Trust to effectuate the intents and purposes hereof, hereby ratifying and confirming all actions of any said attorneys-in-fact or agents hereunder, provided that this Power of Attorney is ratified to be effective by the Trustees with respect to each filing of each such Registration Statement and all amendments, consents and exhibits thereto. Said attorneys-in-fact and agents may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 25th day of November, 2003.

SIGNATURE                                  TITLE                    DATE
---------                                  -----                    ----
/s/ James T. Rothe                         Trustee                  November 25, 2003
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James T. Rothe

                        JANUS ASPEN SERIES (THE "TRUST")

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, the undersigned hereby makes, constitutes and appoints Girard C. Miller, Thomas A. Early, and Kelley Abbott Howes his true and lawful attorneys-in-fact and agents in his name, place and stead to execute for and on his behalf any and all filings and amendments to any Registration Statement on Form N-1A or on Form N-14, each under the Securities Act of 1933 and the Investment Company Act of 1940, and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission and the various States, if applicable, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing that said attorneys-in-fact and agents, deem advisable or necessary to enable the Trust to effectuate the intents and purposes hereof, hereby ratifying and confirming all actions of any said attorneys-in-fact or agents hereunder, provided that this Power of Attorney is ratified to be effective by the Trustees with respect to each filing of each such Registration Statement and all amendments, consents and exhibits thereto. Said attorneys-in-fact and agents may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 25th day of November, 2003.

SIGNATURE                                  TITLE                    DATE
---------                                  -----                    ----
/s/ William D. Stewart                     Trustee                  November 25, 2003
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William D. Stewart

                        JANUS ASPEN SERIES (THE "TRUST")

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, the undersigned hereby makes, constitutes and appoints Girard C. Miller, Thomas A. Early, and Kelley Abbott Howes his true and lawful attorneys-in-fact and agents in his name, place and stead to execute for and on his behalf any and all filings and amendments to any Registration Statement on Form N-1A or on Form N-14, each under the Securities Act of 1933 and the Investment Company Act of 1940, and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission and the various States, if applicable, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing that said attorneys-in-fact and agents, deem advisable or necessary to enable the Trust to effectuate the intents and purposes hereof, hereby ratifying and confirming all actions of any said attorneys-in-fact or agents hereunder, provided that this Power of Attorney is ratified to be effective by the Trustees with respect to each filing of each such Registration Statement and all amendments, consents and exhibits thereto. Said attorneys-in-fact and agents may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 25th day of November, 2003.

SIGNATURE                                  TITLE                    DATE
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/s/ Martin H. Waldinger                    Trustee                  November 25, 2003
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Martin H. Waldinger